The First Trust Special Situations Trust, Series 175

       Bank and Financial Services Growth Trust, Series 1

      Supplement to the Prospectus dated November 21, 1996

Effective January 31, 1997, the portfolio of Bank and Financial Services Growth Trust, Series 1 no longer includes shares of common stock of Mercury Finance Co.

January 31, 1997